UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 3, 2017

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code)	(773) 304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On October 3, 2017, Lawson Products, Inc. ("Lawson" or the "Company") completed its acquisition of The Bolt Supply House Ltd. ("Bolt Supply") pursuant to an Agreement and Plan of Merger dated as of October 3, 2017 among the Company and Bolt Supply.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on October 10, 2017 (the "Original Report"), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The audited financial statements of The Bolt Supply House Ltd. as of and for the years ended February 28, 2017 and February 29, 2016 and the related notes thereto are filed as Exhibit 99.1 to this amendment and are incorporated herein by reference.

The unaudited financial statements of The Bolt Supply House Ltd. as of and for the six months ended August 31, 2017 and 2016 and the related notes thereto are filed 99.2 to this amendment and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of Lawson Products, Inc. and The Bolt Supply House Ltd. for the year ended December 31, 2016 and for the nine months ended September 31, 2017, the unaudited pro forma condensed combined balance sheet as of September 30, 2017 and the notes related thereto are filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits.

23	Consent of MNP LLP

99.1	The Bolt Supply House Ltd. Audited Financial Statements as of and for the Years Ended February 28, 2017 and February 29, 2016

99.2	The Bolt Supply House Ltd. Unaudited Financial Statements as of and for the Six Months Ended August 31, 2017 and 2016

99.3
Unaudited pro forma condensed combined statements of operations of Lawson Products, Inc. and The Bolt Supply House Ltd. for the year ended December 31, 2016 and for the nine months ended September 31, 2017, the unaudited pro forma condensed combined balance sheet as of September 30, 2017 and the notes related thereto

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date:	December 20, 2017	By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Executive Vice President, Chief Financial Officer, Treasurer and Controller

EXHIBIT INDEX

Exhibit Number	Description
23	Consent of MNP LLP
99.1	The Bolt Supply House Ltd. Audited Financial Statements as of and for the Years Ended February 28, 2017 and February 29, 2016
99.2	The Bolt Supply House Ltd. Unaudited Financial Statements as of and for the Six Months Ended August 31, 2017 and 2016
99.3
Unaudited pro forma condensed combined statements of operations of Lawson Products, Inc. and The Bolt Supply House Ltd. for the year ended December 31, 2016 and for the nine months ended September 31, 2017, the unaudited pro forma condensed combined balance sheet as of September 30, 2017 and the notes related thereto